SMITH BARNEY WORLD FUNDS, INC.
International Balanced Portfolio

Supplement dated April 6, 1998
to Prospectus dated February 27, 1998

On March 30, 1998 shareholders of the International Balanced Portfolio (the "Portfolio") of Smith Barney World Funds, Inc. (the "Fund") approved a Subadvisory Agreement among the Fund on behalf of the Portfolio, Mutual Management Corp. ("MMC") and Smith Barney Global Capital Management, Inc. ("Global Capital Management").

As a result, effective April 6, 1998 the international fixed-income assets of the Portfolio will be managed by Global Capital Management. MMC, the Portfolio's investment manager, will pay Global Capital Management a fee equal to 0.35% of the Portfolio's average daily net assets. This fee will be paid out of the management fee paid by the Portfolio to MMC. Thus, the Subadvisory Agreement will not increase the total advisory fees paid by the Portfolio.

Global Capital Management has its principal office at 10 Piccadilly, London, England. It is a wholly owned subsidiary of Smith Barney (Delaware) Inc., which is in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is in turn, a wholly owned subsidiary of Travelers Group Inc. Each of Global Capital Management's parent companies is located at 388 Greenwich Street, New York, New York 10013. Global Capital Management was established in 1986 to provide investment management services with respect to global securities, and currently manages the portfolios of clients in the international securities markets, particularly in the fixed-income area. As of December 31, 1997, Global Capital Management managed approximately U.S. $2.4 billion of assets.


Portfolio Management

Mr. Denis P. Mangan, who will be responsible for the day to day investment decisions regarding the international fixed-income assets of the Portfolio, is a Vice President of the Fund and a Global Fixed Income Portfolio Manager at Global Capital Management. Prior to 1994 he was a trader at J.P. Morgan in London.





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